HARSCO CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage

Harsco Metals Argentina S.A.	Argentina	100%
Harsco (Australia) Pty. Limited	Australia	100%
Harsco Industrial Air-X-Changers Pty. Ltd.	Australia	100%
Harsco Metals Australia Pty. Ltd.	Australia	100%
Harsco Metals Australia Holding Investment Co. Pty. Ltd.	Australia	100%
Harsco Rail Pty. Ltd.	Australia	100%
Harsco Minerals Austria GmbH	Austria	100%
AluServ Middle East W.L.L.	Bahrain	65%
Harsco Belgium S.P.R.L.	Belgium	100%
Harsco Metals Belgium S.A.	Belgium	100%
Harsco Metals Emirates Partnership	Belgium	65%
Harsco Rail Emirates Maatschap/Societe de Droit Commun	Belgium	100%
Harsco Brazil Investments SPRL	Belgium	100%
Harsco Chile Investments SPRL	Belgium	100%
Harsco do Brasil Participacoes e Servicos Siderurgicos Ltda.	Brazil	100%
Harsco Metals Limitada	Brazil	100%
Harsco Minerais Limitada	Brazil	100%
Harsco Rail Ltda	Brazil	100%
Heckett Comercio de Rejeitos Industriais, Importacao e Exportacao Ltda	Brazil	100%
Harsco Canada Corporation Societe Harsco Canada	Canada	100%
Harsco Canada General Partner Limited	Canada	100%
Harsco Canada Limited Partnership	Canada	100%
Harsco Nova Scotia Holding Corporation	Canada	100%
Harsco Metals Chile S.A.	Chile	100%
Harsco (Beijing) Fertiliser Co., Ltd	China	100%
Harsco Metals (Ningbo) Pty. Ltd.	China	70%
Harsco Metals Zhejiang Co. Ltd.	China	70%
JiangSu Harsco Industrial Grating Company Limited	China	100%
Shanxi TISCO-Harsco Technology Co., Ltd.	China	60%
Harsco APAC Rail Machinery (Beijing) Co., Ltd.	China	100%
Harsco Technology China Co., Ltd.	China	100%
Harsco (Tangshan) Metallurgical Materials Technology Co., Ltd	China	65%
Harsco (Tangshan) Metallurgical Materials Technology Co., Ltd. - GuYe Branch	China	100%
Harsco (Tangshan) Renewable Resources Development Co., Ltd	China	51%
Harsco Infrastructure CZ s.r.o	Czech Republic	100%
Czech Slag- Nova Hut s.r.o.	Czech Republic	65%
Harsco Metals CZ s.r.o	Czech Republic	100%
Harsco Metals Middle East FZE	Dubai	100%
Harsco Metals Egypt L.L.C.	Egypt	100%
Heckett Bahna Co. For Industrial Operations S.A.E.	Egypt	65%
Heckett MultiServ Bahna S.A.E.	Egypt	65%
Slag Processing Company Egypt (SLAR) S.A.E.	Egypt	60%
MultiServ Oy	Finland	100%

HARSCO CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage
Harsco Metals and Minerals France S.A.S.	France	100%
Harsco France S.A.S.	France	100%
Harsco Metals Germany GmbH	Germany	100%
Harsco Minerals Deutschland GmbH	Germany	100%
Harsco Rail Europe GmbH	Germany	100%
Harsco (Gibraltar) Holding Limited	Gibraltar	100%
Harsco Metals Guatemala S.A.	Guatemala	100%
Harsco China Holding Company Limited	Hong Kong	100%
Harsco Industrial Grating China Holding Co. Ltd.	Hong Kong	100%
Harsco Infrastructure Hong Kong Ltd	Hong Kong	100%
Harsco India Metals Private Limited	India	99.99%
Harsco India Private Ltd.	India	91.78%
Harsco India Services Private Ltd.	India	100%
Harsco Track Machines and Services Private Limited	India	100%
SGB Scafform Limited	Ireland	100%
Harsco Metals Italia S.R.L.	Italy	100%
Ilserv S.R.L.	Italy	65%
Harsco Metals Nord Italia S.R.L.	Italy	100%
Ballagio S.a.r.l.	Luxembourg	100%
Excell Africa Holdings, Ltd.	Luxembourg	100%
Harsco Luxembourg S.a.r.l	Luxembourg	100%
Harsco Metals Luxembourg S.A.	Luxembourg	100%
Harsco Metals Luxequip S.A.	Luxembourg	100%
Excell Americas Holdings Ltd S.a.r.L.	Luxembourg	100%
Harsco Americas Investments S.a.r.l.	Luxembourg	100%
Harsco International Finance S.a.r.l.	Luxembourg	100%
harsco Metals Kemaman Sdn Bhd	Malaysia	100%
Harsco Rail Malaysia Sdn Bhd	Malaysia	100%
Harsco Industrial IKG de Mexico, S.A. de C.V.	Mexico	100%
Harsco Metals de Mexico S.A. de C.V.	Mexico	100%
Irving, S.A. de C.V.	Mexico	100%
Harsco Asia Investment B.V.	Netherlands	100%
Harsco Asia China Investment B.V.	Netherlands	100%
Harsco Asia Pacific Investment B.V.	Netherlands	100%
GasServ (Netherlands) VII B.V.	Netherlands	100%
Harsco (Mexico) Holdings B.V.	Netherlands	100%
Harsco Infrastructure Industrial Services B.V.	Netherlands	100%
Harsco Infrastructure B.V.	Netherlands	100%
Harsco Infrastructure Construction Services B.V.	Netherlands	100%
Harsco Investments Europe B.V.	Netherlands	100%
Harsco Metals Holland B.V.	Netherlands	100%
Harsco Metals Transport B.V.	Netherlands	100%

HARSCO CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage
Harsco Metals Oostelijk Staal International B.V.	Netherlands	100%
Harsco Minerals Europe B.V.	Netherlands	100%
Harsco Nederland Slag B.V.	Netherlands	100%
Heckett MultiServ China B.V.	Netherlands	100%
Heckett MultiServ Far East B.V.	Netherlands	100%
Hunnebeck Nederland B.V.	Netherlands	100%
Minerval Metallurgic Additives B.V.	Netherlands	100%
MultiServ Finance B.V.	Netherlands	100%
MultiServ International B.V.	Netherlands	100%
Slag Reductie (Pacific) B.V.	Netherlands	100%
Slag Reductie Nederland B.V.	Netherlands	100%
Harsco (Peru) Holdings B.V.	Netherlands	100%
Harsco Europa B.V.	Netherlands	100%
Harsco Finance B.V.	Netherlands	100%
Harsco Metals Limited	New Zealand	50%
Harsco Infrastructure Norge A.S.	Norway	100%
Harsco Metals Norway A.S.	Norway	100%
Harsco Minerals Arabia LLC (FZC)	Oman	100%
Harsco Steel Mill Trading Arabia LLC	Oman	100%
Harsco Metals Peru S.A.	Peru	100%
Harsco Metals Polska SP Z.O.O.	Poland	100%
Harsco Metals CTS Prestacao de Servicos Tecnicos e Aluguer de Equipamentos LDA Unipessoal	Portugal	100%
Harsco Metals Saudi Arabia, Ltd.	Saudi Arabia	55%
Harsco Metals D.O.O. Smederevo	Serbia	100%
Harsco Infrastructure Slovensko s.r.o.	Slovak Republic	100%
Harsco Metals Slovensko s.r.o.	Slovak Republic	100%
Harsco Minerali d.o.o.	Slovenia	100%
Harsco Metals RSA Africa (Pty.) Ltd.	South Africa	100%
Harsco Metals South Africa (Pty.) Ltd.	South Africa	100%
Harsco Metals SRH Mill Services (Pty.) Ltd.	South Africa	100%
Harsco Metals SteelServ (Pty.) Ltd.	South Africa	100%
Harsco Metals Ilanga Pty. Ltd.	South Africa	100%
Harsco Infrastructure South Africa (Pty.) Ltd.	South Africa	100%
Heckett MultiServ (FS) Pty Ltd	South Africa	100%
Metal Reclamation SPV (Pty.) Ltd.	South Africa	100%
MultiServ Technologies (South Africa) Pty Ltd	South Africa	100%
Harsco Metals Gesmafesa S.A.	Spain	100%
Harsco Metals Lycrete S.A.	Spain	100%
Harsco Metals Reclamet S.A.	Spain	100%
Harsco Infrastructure Sverige A.B.	Sweden	100%
Harsco Metals Sweden A.B.	Sweden	100%
Harsco Rail Filial	Sweden	100%

Montanus Industriforvaltning A.B.	Sweden	100%
MultiServ Nordiska AB	Sweden	100%
MultiServ (Sweden) AB	Sweden	100%
Harsco Rail Switzerland GMBH	Switzerland	100%
Harsco Switzerland Finance GmbH	Switzerland	100%
Harsco Switzerland Holding GmbH	Switzerland	100%
Harsco Metals (Thailand) Company Ltd.	Thailand	100%
Harsco Metals Turkey Celik Limited Sirkety	Turkey	100%
Harsco Sun Demiryolu Ekipmanlari Uretim Ve Ticaret Limited Sirketi	Turkey	51%
Tosyali Harsco Geri Kazanim Teknolojileri Anonim Sirketi	Turkey	50%

HARSCO CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage
Altek Europe Holdings Ltd.	U.K.	100%
Altek Europe Limited	U.K.	100%
Altek MHD Limited	U.K.	100%
Alusalt Limited	U.K.	100%
Faber Prest Limited	U.K.	100%
Fourninezero Ltd.	U.K.	100%
Harsco (U.K.) Limited	U.K.	100%
Harsco (UK) Group Ltd	U.K.	100%
Harsco (UK) Holdings Ltd	U.K.	100%
Harsco (York Place) Limited	U.K.	100%
Harsco Fairerways Limited Partnership	U.K.	100%
Harsco Fairestways Limited Partnership	U.K.	100%
Harsco Fairways Partnership	U.K.	100%
Harsco Higherlands Limited Partnership	U.K.	100%
Harsco Highestlands Limited Partnership	U.K.	100%
Harsco Infrastructure Group Ltd.	U.K.	100%
Harsco Infrastructure Services Ltd.	U.K.	100%
Harsco Investment Ltd.	U.K.	100%
Harsco Leatherhead Limited	U.K.	100%
Harsco Metals 373 Ltd	U.K.	100%
Harsco Metals 385 plc	U.K.	100%
Harsco Metals Group Limited	U.K.	100%
Harsco Metals Holdings Limited	U.K.	100%
Harsco Metals Limited	U.K.	100%
Harsco Mole Valley Limited	U.K.	100%
Harsco Rail Limited	U.K.	100%
Harsco Surrey Limited	U.K.	100%
Harsco Track Technologies Ltd	U.K.	100%
HLWKH 517 Limited	U.K.	100%
Iductelec Limited	U.K.	100%
Mastclimbers Ltd	U.K.	100%
MultiServ Investment Limited	U.K.	100%
MultiServ Limited	U.K.	100%

MultiServ Logistics Limited	U.K.	100%
Nortal Limited	U.K.	100%
SGB Holdings Limited	U.K.	100%
SGB Investments Ltd.	U.K.	100%
Short Brothers (Plant) Ltd.	U.K.	100%
Altek LLC	U.S.A.	100%
Altek International Sales Company	U.S.A.	100%
Harsco Defense Holding, LLC	U.S.A.	100%
Harsco Financial Holdings Inc.	U.S.A.	100%
Harsco Holdings, Inc.	U.S.A.	100%
Harsco Infrastructure Holdings, Inc.	U.S.A.	100%
Harsco Metals Holding LLC	U.S.A.	100%
Harsco Metals Intermetal LLC	U.S.A.	100%
Harsco Metals Investment LLC	U.S.A.	100%
Harsco Metals Operations LLC	U.S.A.	100%
Harsco Metals SRI LLC	U.S.A.	100%
Harsco Metals VB LLC	U.S.A.	100%
Harsco Metro Rail, LLC	U.S.A.	100%
Harsco Minerals Technologies LLC	U.S.A.	100%
Harsco Minnesota Finance, Inc.	U.S.A.	100%
Harsco Minnesota LLC	U.S.A.	100%
Harsco Rail, LLC	U.S.A.	100%
Harsco Switzerland Finance GmbH, Inc	U.S.A.	100%
Harsco Technologies LLC	U.S.A.	100%
Protran Technology LLC	U.S.A.	100%
Heckett Multiserv MV & MS, CA	Venezuela	100%

HARSCO CORPORATION	Exhibit 21
Subsidiaries of Registrant

Companies in which Harsco Corporation does not exert management control are not consolidated. These companies are listed below as unconsolidated entities.

Company Name	Country of Incorporation	Ownership Percentage

P.T. Purna Baja Heckett	Indonesia	40%